                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event September 15,  1997
                                      ------------------------
The Money Store Inc. (as Representative under a Pooling and Servicin dated as of February 28, 1997 providing for the issuance of TMS Asse Series 1997-A) and each of the Originators listed on Schedule A atta

                             The Money Store, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter



New Jersey                     33-58128-35             Applied For
----------                     -----------             ------------
State or other                 (Commission             (IRS Employer
jurisdiction of                File Number)            ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey  07083
----------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                 (908) 686-2000
                                                     --------------

                                      n/a
           --------------------------------------------------------
         (Former name or former address, if changed since last report

      Item 5         Other Events
                     ------------

            Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the September 15, 1997 Remittance Date.


      Item 7         Financial Statements and Exhibits
                     ---------------------------------

            The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                                 ----------------------
                                                     Harry Puglisi
                                                        Treasurer




Dated:    September 30, 1997

                                  Schedule A

                              List of Originators

                                    1997-A



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF FEBRUARY 28,1997, THE MONEY STORE INC.
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-A FOR THE SEPTEMBER 10, 1997 DETERMINATION DATE.

                                                                                    POOL I       POOL II       POOL III
1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                         $12,269,769.46 $9,418,306.89   $100,323.05
     ADJ : RECALCULATION                                                                 0.00          0.00          0.00
                                                                               ------------------------------------------
                                                                                12,269,769.46  9,418,306.89    100,323.05

    LESS: SERVICE FEE (7.03 & 5.04)                                                 86,257.06     57,473.76      2,034.95
               CONTINGENCY FEE (7.03 & 5.04)                                        86,257.06     57,473.76      2,034.95
               OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)            84,331.42     37,007.32        225.06
               UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                    0.00          0.00          0.00
                                                                               ------------------------------------------
                                                                                   256,845.54    151,954.84      4,294.96
    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
                    COMPENSATING INTEREST (6.12)                                    96,428.48     77,063.01          0.00
               PRE-FUNDING ACCOUNT TRANSFER (6.02)                                       0.00          0.00          0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                              0.00          0.00          0.00
                                                                               ------------------------------------------

                                                                                    96,428.48     77,063.01          0.00

    LESS: EXCESS SPREAD (I-19)                                                   1,568,912.77    891,635.03     26,696.13
               SUBORDINATION REDUCTION AMOUNT (I-56)                                     0.00          0.00          0.00


                                                                                ------------------------------------------
                                                                                 1,568,912.77    891,635.03     26,696.13
                                                                                ------------------------------------------
     AVAILABLE REMITTANCE AMOUNT                                                10,540,439.62  8,451,780.03     69,331.96
                                                                                ============= ============== =============

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                               58,472,560.97
             IN PRIOR SERVICER'S CERTIFICATE

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                               63,100,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                               75,800,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                               61,100,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                               31,100,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                               45,000,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                               30,600,000.00
             IN PRIOR SERVICER'S CERTIFICATE

    (H) CLASS A-8  PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   32,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   37,000,000.00

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  236,841,248.33

    (K) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                   60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE  AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                    9,848,482.91

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                  9,549,356.81
     CLASS A-2                                                          0.00
     CLASS A-3                                                          0.00
     CLASS A-4                                                          0.00
     CLASS A-5                                                          0.00
     CLASS A-6                                                          0.00
     CLASS A-7                                                          0.00
     CLASS A-8                                                          0.00
     CLASS A-9                                                          0.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                   9,549,356.81

    CLASS A-10                                                  7,820,469.75
    CLASS A-11                                                          0.00

  TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT:                  7,820,469.75

    CLASS A-12                                                     29,345.54

  TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT                     29,345.54

4.TOTAL  AMOUNT OF POOL I, II & III
     INSURED PAYMENTS                                                   0.00

5. (A) SUBORDINATED AMOUNT
           POOL I                                               6,826,703.39
           POOL II                                              3,875,358.68
           POOL III                                               732,965.33

    (B) SPECIFIED SUBORDINATED AMOUNT
           POOL I                                              11,280,000.00
           POOL II                                             10,720,000.00
           POOL III                                             2,500,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD            # ACCOUNTS                      DOLLARS
           POOL I                 175                           6,722,889.50
           POOL II                 73                           6,014,515.34
           POOL III                 0                                   0.00

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
           POOL I                                               819,451.87
           POOL II                                              868,992.74
           POOL III                                                   0.00

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
           POOL I                                               610,616.79
           POOL II                                              160,274.16
           POOL III                                               5,145.33

9.  AMOUNT OF INTEREST RECEIVED
           POOL I                                             4,032,479.88
           POOL II                                            2,337,517.33
           POOL III                                              94,952.66

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
           POOL I                                                96,428.48
           POOL II                                               77,063.01
           POOL III                                                   0.00

     (B)  AMOUNT OF COMPENSATING INTEREST
           POOL I                                                 1,198.37
           POOL II                                                2,729.13
           POOL III                                                   0.00

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
       DUE PERIOD
           POOL I                                                21,495.35
           POOL II                                                    0.00
           POOL III                                                   0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT       317,213.64
     (B) PRINCIPAL DISTRIBUTION AMOUNT    9,549,356.81
     (C) CARRY FORWARD AMOUNT                     0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                        9,866,570.45

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT       345,209.58
     (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
     (C) CARRY FORWARD AMOUNT                     0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                      345,209.58

CLASS A-3 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT      421,637.50
   (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
   (C) CARRY FORWARD AMOUNT                    0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY          0.00

   TOTAL CLASS A-3 REMITTANCE AMOUNT                      421,637.50

CLASS A-4 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT      350,815.83
   (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
   (C) CARRY FORWARD AMOUNT                    0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY          0.00

   TOTAL CLASS A-4 REMITTANCE AMOUNT                      350,815.83

CLASS A-5 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT      182,971.67
   (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
   (C) CARRY FORWARD AMOUNT                    0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY          0.00

   TOTAL CLASS A-5 REMITTANCE AMOUNT                      182,971.67

CLASS A-6 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT      270,375.00
   (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
   (C) CARRY FORWARD AMOUNT                    0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY          0.00

   TOTAL CLASS A-6 REMITTANCE AMOUNT                      270,375.00

CLASS A-7 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT      188,955.00
   (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
   (C) CARRY FORWARD AMOUNT                    0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY          0.00

   TOTAL CLASS A-7 REMITTANCE AMOUNT                      188,955.00

CLASS A-8 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT      205,466.67
   (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
   (C) CARRY FORWARD AMOUNT                    0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY          0.00

   TOTAL CLASS A-8 REMITTANCE AMOUNT                      205,466.67

CLASS A-9 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT      223,079.17
   (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
   (C) CARRY FORWARD AMOUNT                    0.00
   (D) MONTHLY ADVANCE FOR BANKRUPTCY          0.00

   TOTAL CLASS A-9 REMITTANCE AMOUNT                      223,079.17

  POOL I REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT         2,505,724.06
       (B) PRINCIPAL DISTRIBUTION AMOUNT        9,549,356.81
       (C) CARRY FORWARD AMOUNT                         0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

       TOTAL POOL I REMITTANCE AMOUNT                           12,055,080.87

    CLASS A-10 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT         1,179,288.76
       (B) PRINCIPAL DISTRIBUTION AMOUNT        7,820,469.75
       (C) CARRY FORWARD AMOUNT                         0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

       TOTAL CLASS A-10 REMITTANCE AMOUNT                        8,999,758.51

    CLASS A-11 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT           291,400.00
       (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00
       (C) CARRY FORWARD AMOUNT                         0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

       TOTAL CLASS A-11 REMITTANCE AMOUNT                          291,400.00

   POOL II REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT         1,470,688.76
       (B) PRINCIPAL DISTRIBUTION AMOUNT        7,820,469.75
       (C) CARRY FORWARD AMOUNT                         0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

       TOTAL POOL II REMITTANCE AMOUNT                           9,291,158.51

  CLASS A-12 (POOL III) REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT            61,758.19
       (B) PRINCIPAL DISTRIBUTION AMOUNT           29,345.54
       (C) CARRY FORWARD AMOUNT                         0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

       TOTAL POOL III REMITTANCE AMOUNT                             91,103.73

14. (A) REIMBURSABLE AMOUNTS                            0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
        TO SECTION 6.08(d) (iii) AND ( iv)
                POOL I                                  0.00
                POOL II                                (0.00)
                POOL III                                0.00

15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             48,923,204.16

   (B) CLASS A-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             63,100,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             75,800,000.00

   (D) CLASS A-4 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             61,100,000.00

   (E) CLASS A-5 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             31,100,000.00

   (F) CLASS A-6 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             45,000,000.00

   (G) CLASS A-7 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             30,600,000.00

   (H) CLASS A-8 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             32,000,000.00

   (I) CLASS A-9 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             37,000,000.00

   (J) CLASS A-10 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                            229,020,778.58

   (K) CLASS A-11 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                             60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                      9,819,137.37

    (M) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    424,623,204.16

    (N) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                    289,020,778.58

    (O) TOTAL POOL III PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                      9,819,137.37

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I, II AND         100.00%
        III)

    (B) EXCESS SPREAD (POOL I)                                  1,568,912.77
        EXCESS SPREAD (POOL II)                                   891,635.03
        EXCESS SPREAD (POOL III)                                   26,696.13
        TOTAL EXCESS SPREAD (POOL I, II and III)                2,487,243.93

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                           0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                          0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL III                         0.00
        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III         0.00

17. CUMULATIVE REALIZED LOSSES
         POOL I                                                    23,851.18
         POOL II                                                      665.30
         POOL III                                                       0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
         POOL I                                                      268.677
         POOL II                                                     352.772
         POOL III                                                    335.400

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
         POOL I                                                       11.700%
         POOL II                                                      10.187%
         POOL III                                                     11.681%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
                  POOL I                                                  86,257.06
                  POOL II                                                 57,473.76
                  POOL III                                                 2,034.95

      (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
                  POOL I                                                  86,257.06
                  POOL II                                                 57,473.76
                  POOL III                                                 2,034.95

      (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
                  POOL I                                                  18,090.52
                  POOL II                                                 12,368.39
                  POOL III                                                   410.35

      (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
                  POOL I                                                  36,181.00
                  POOL II                                                 29,684.00
                  POOL III                                                 4,514.00

      (F) CLASS A-11 AUCTION AGENT FEE                                    10,204.17


20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO                             POOL I              POOL II
           (A) SECTION 5.04 (b)                                    0.00        0.00
           (B) SECTION 5.04 (c)                                    0.00        0.00
           (C) SECTION 5.04 (d)(ii)                                0.00        0.00
           (D) SECTION 5.04 (e)                                    0.00        0.00
           (E) SECTION 5.04 (f)(i)                           172,514.12  114,947.52

                                                        POOL III
            (A) SECTION 5.04 (b)                                   0.00
            (B) SECTION 5.04 (c)                                   0.00
            (C) SECTION 5.04 (d)(ii)                               0.00
            (D) SECTION 5.04 (e)                               4,069.90
            (E) SECTION 5.04 (f)(i)


21. CLASS
    CURRENT CLASS A-1 PRINCIPAL BALANCE                   48,923,204.16  0.51880386
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                  94,300,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                   63,100,000.00  1.00000000
    ORIGINAL CLASS  A-2 PRINCIPAL BALANCE                 63,100,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                   75,800,000.00  1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                  75,800,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                   61,100,000.00  1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                  61,100,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                  31,100,000.00      1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                 31,100,000.00

    CLASS A-6 POOL FACTOR (I-5):
    CURRENT CLASS A-6 PRINCIPAL BALANCE                                  45,000,000.00      1.00000000
    ORIGINAL CLASS A-6 PRINCIPAL BALANCE                                 45,000,000.00

    CLASS A-7 POOL FACTOR (I-5):
    CURRENT CLASS A-7 PRINCIPAL BALANCE                                  30,600,000.00      1.00000000
    ORIGINAL CLASS A-7 PRINCIPAL BALANCE                                 30,600,000.00

    CLASS A-8 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                                  32,000,000.00      1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                                 32,000,000.00

    CLASS A-9 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE                                  37,000,000.00      1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE                                 37,000,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                                    424,623,204.16      0.90345363
    ORIGINAL POOL I PRINCIPAL BALANCE                                   470,000,000.00

    CLASS A-10 FACTOR:
    CURRENT CLASS A-10 PRINCIPAL BALANCE                                229,020,778.58      0.88084915
    ORIGINAL CLASS A-10 PRINCIPAL BALANCE                               260,000,000.00

    CLASS A-11 POOL FACTOR (I-5):
    CURRENT CLASS A-11 PRINCIPAL BALANCE                                60,000,000.00       1.00000000
    ORIGINAL CLASS A-11 PRINCIPAL BALANCE                               60,000,000.00

    POOL II FACTOR:
    CURRENT POOL II PRINCIPAL BALANCE                                   289,020,778.58      0.90318993
    ORIGINAL POOL II PRINCIPAL BALANCE                                  320,000,000.00

    CLASS A-12 (POOL III FACTOR (I-5):
    CURRENT CLASS A-12 PRINCIPAL BALANCE                                  9,819,137.37     0.98191374
    ORIGINAL CLASS A-12 PRINCIPAL BALANCE                                10,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                                              11.700%
           POOL II                                                                             10.187%
           POOL III                                                                            11.681%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                                              11.050%
           POOL II                                                                              9.320%
           POOL III                                                                            10.581%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-6,
           CLASS A-7, CLASS A-8 AND CLASS A-9 ADJUST MORTGAGE LOAN REMITTANCE RATE              7.085%
           CLASS A-10 AND CLASS A-11  ADJUSTED MORTGAGE LOAN REMITTANCE RATE                    5.964%
           CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                    8.125%
                                                                               --------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                           06/30/97       07/31/97       08/31/97
                                                                               --------------------------------------
           POOL I                                                               11.711%        11.704%        11.700%
           POOL II                                                               9.970%        10.094%        10.187%
           POOL III                                                             11.680%        11.680%        11.681%



   23. CLASS A-10  REMITTANCE RATE                                         5.78234%
       CLASS A-11  REMITTANCE RATE (BASED ON AUCTION RATE)                  5.6400%

       IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
       LIBOR PLUS MARGIN FOR  CLASS A-10                              N/A

   24. (A) LIBOR RATE                                                      5.65234%
       (B) AUCTION RATE                                                      5.640%

   25. POOL II  NET FUNDS CAP (RATE)                                         9.601%
        CLASS A-10 NET FUNDS CAP                                              0.00
        CLASS A-11 NET FUNDS CAP                                              0.00

   26. CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                0.00
       CLASS A-11 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                   0
                                                                              0.00

   27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
           INTEREST CARRYOVER                                                 0.00
       (B) LIBOR INTEREST CARRYOVER BALANCE                                   0.00

   28. OTHER INFORMATION
       SPREAD ACCOUNT BALANCES
              POOL I                                                          0.00
              POOL II                                                         0.00
              POOL III                                                  611,767.72

                                    EXHIBIT O ( POOL I )
                   REMIC DELINQUENCIES AS OF -AUGUST 31, 1997

REMIC    OUTSTANDING    #
SERIES   DOLLARS        ACCOUNTS    RANGES             AMOUNT          NO         PCT
1997-A-I $432,846,306.20      10213  1 TO 29 DAYS   70,404,252.80        1797       16.27%
                                    30 TO 59 DAYS   10,120,335.95         232        2.34%
                                    60 TO 89 DAYS    4,500,400.25          98        1.04%
                                    90 AND OVER      6,446,422.67         100        1.49%

                                    FORECLOSURE      1,990,722.28          34        0.46%
                                    REO PROPERTY             0.00           0        0.00%


                                    TOTALS         $93,462,133.95       2,261       21.59%
                                                   ======================================

                                    EXHIBIT O ( POOL II )

                   REMIC DELINQUENCIES AS OF -AUGUST 31, 1997
REMIC    OUTSTANDING    #
SERIES   DOLLARS        ACCOUNTS    RANGES             AMOUNT          NO         PCT
1997-A-II  $293,672,824.77     3712  1 TO 29 DAYS   51,056,863.59         667       17.39%
                                    30 TO 59 DAYS    5,757,019.55          73        1.96%
                                    60 TO 89 DAYS    3,393,907.23          44        1.16%
                                    90 AND OVER      3,145,974.26          45        1.07%

                                    FORECLOSURE      1,275,808.88          15        0.43%
                                    REO PROPERTY             0.00           0        0.00%

                                    TOTALS         $64,629,573.51         844       22.01%
                                                   =======================================

                            EXHIBIT O ( POOL III )

                   REMIC DELINQUENCIES AS OF -AUGUST 31, 1997
REMIC    OUTSTANDING     #
SERIES   DOLLARS         ACCOUNTS     RANGES           AMOUNT         NO         PCT
1997-A-II   9,964,535.19          52   1 TO 29 DAYS     267,000.00          1       2.68%
                                      30 TO 59 DAYS           0.00          0       0.00%
                                      60 TO 89 DAYS           0.00          0       0.00%
                                      90 AND OVER             0.00          0       0.00%

                                      FORECLOSURE             0.00          0       0.00%
                                      REO PROPERTY            0.00          0       0.00%



                                      TOTALS           $267,000.00          1       2.68%
                                                       ==================================


1997-A

The following additional information, presented in dollars, pursuant to Secton 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-11) original dollar amount as of the Cut-Off Date.

                                          POOL I

SUBCLAUSE         CLASS A-1   CLASS A-2     CLASS A-3    CLASS A-4
--------------------------- ---------------------------------------

(ii)                 620.07      1,000.00     1,000.00     1,000.00

(vi)                  71.29          0.00         0.00         0.00

(vii)                  8.69          0.00         0.00         0.00

(viii)                 6.48          0.00         0.00         0.00

(xiii)     (a)         3.36          5.47         5.56         5.74
           (b)       101.27          0.00         0.00         0.00
           (c)         0.00          0.00         0.00         0.00
           (d)         0.00          0.00         0.00         0.00

(xv)                 518.80      1,000.00     1,000.00     1,000.00

(xxxvi)                0.00          0.00         0.00         0.00




SUBCLAUSE       CLASS A-5     CLASS A-6    CLASS A-7    CLASS A-8
--------------------------- ---------------------------------------

(ii)               1,000.00      1,000.00     1,000.00     1,000.00

(vi)                   0.00          0.00            0         0.00

(vii)                  0.00          0.00            0         0.00

(viii)                 0.00          0.00            0         0.00

(xiii)     (a)         5.88          6.01         6.18         6.42
           (b)         0.00          0.00            0         0.00
           (c)         0.00          0.00            0         0.00
           (d)         0.00          0.00            0         0.00

(xv)               1,000.00      1,000.00     1,000.00     1,000.00

(xxxvi)                0.00          0.00            0            0


                               POOL II                   POOL III

SUBCLAUSE       CLASS A-9     CLASS A-10   CLASS A-11   CLASS A-12
-------------------------  ----------------------------------------

(ii)               1,000.00        910.93    25,000.00       984.85

(vi)                   0.00          0.00         0.00         0.00

(vii)                  0.00          0.62         0.00         0.00

(viii)                 0.00          0.00         0.00         0.51

(xiii)     (a)         6.03          4.54       121.42         6.18
           (b)         0.00         30.08         0.00         2.93
           (c)         0.00          0.00         0.00         0.00
           (d)         0.00          0.00         0.00         0.00

(xv)               1,000.00        880.85    25,000.00       981.91

(xxxvi)                0.00          0.00         0.00         0.00